Exhibit 10.3
SECOND AMENDMENT TO LEASE
February 6, 2009

This Second Amendment to Lease ("Amendment") amends and modifies that certain Lease dated March 25, 2004 and as amended April 1, 2004 between 2545 Central, LLC., a Colorado limited liability company as Landlord, and Insmed Incorporated, a Delaware corporation, as Tenant for the Premises located at 2590 Central Avenue, Boulder, CO 80301 (the “Lease”).

Tenant wishes to have added to its Lease additional options to extend its Lease.  The Lease is hereby amended by the following additional and modified provisions.  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease is modified as follows:

1. Amendment: The Summary of Basic Lease Terms of the Lease and the Lease provisions incorporating said Summary provisions, are amended by adding the following specified items to said provisions of the Summary of Basic Lease Terms of the Lease, which shall become effective February 1 2009:

13.  Renewal Options:  Upon the completion of the current renewal options which ends on February 28, 2013 and provided that Tenant is not then in default under the terms and conditions of this Lease and that Tenant has not been in default more than once during the Lease Term, Tenant will have the options to renew and extend this Lease for four (4) additional terms consisting of an initial term of seven (7) years and ten (10) months followed by terms of five (5) years (the “Renewal Terms”) each to commence at the conclusion of the then current Term.  The Renewal Terms will be on the same terms, provisions, and conditions contained in this Lease, except that the Rent Schedule will be modified to the Renewal Rent Schedule indicated on the Summary of Basic Lease Terms for the Renewal Terms.  Regarding the First Renewal Schedule, Tenant must give Landlord written notice of its exercise of the First Renewal no later than March 1, 2012.  Thereafter, tenant must give Landlord written notice of its exercise of each of its options not less than one hundred and twenty (120) days prior to the expiration of the then current Term of the Lease.  The Lease will be renewed and extended as provided in this paragraph upon Landlord’s receipt of Tenant’s timely notice of exercise. Failure to notify Landlord within such time period of the exercise of these options will void the remaining options to renew, and the Lease shall terminate at the conclusion of the then current Term.  The options granted in this paragraph may not be transferred, assigned, or pledged by Tenant; provided however, that an assignment of the Lease shall result in an assignment of these options to the same entity.

First Renewal Rent Schedule
March 1, 2013                                           through                                        December 31, 2013                                              $34,581.00 per month
January 1, 2014                                           through                                        December 31, 2014                                              $35,515.00 per month
January 1, 2015                                           through                                        December 31, 2015                                              $36,474.00 per month
January 1, 2016                                           through                                        December 31, 2016                                              $37,458.00 per month
January 1, 2017                                           through                                        December 31, 2017                                              $38,470.00 per month
January 1, 2018                                           through                                        December 31, 2018                                              $39,508.00 per month
January 1, 2019                                           through                                        December 31, 2019                                              $40,575.00 per month
January 1, 2020                                           through                                        December 31, 2020                                              $41,671.00 per month

Second Renewal Rent Schedule:
           January 1, 2021                                           through                                        December 31, 2021                                              $42,796.00 per month
January 1, 2022                                           through                                        December 31, 2022                                              $43,951.00 per month
January 1, 2023                                           through                                        December 31, 2023                                              $45,138.00 per month
January 1, 2024                                           through                                        December 31, 2024                                              $46,357.00 per month
January 1, 2025                                           through                                        December 31, 2025                                              $47,608.00 per month

Third Renewal Rent Schedule:
January 1, 2026                                           through                                        December 31, 2026                                              $48,894.00 per month
January 1, 2027                                           through                                        December 31, 2027                                              $50,214.00 per month
January 1, 2028                                           through                                        December 31, 2028                                              $51,570.00 per month
January 1, 2029                                           through                                        December 31, 2029                                              $52,962.00 per month
January 1, 2030                                           through                                        December 31, 2030                                              $54,392.00 per month

Fourth Renewal Rent Schedule:
January 1, 2031                                           through                                        December 31, 2031                                              $55,861.00 per month
January 1, 2032                                           through                                        December 31, 2032                                              $57,369.00 per month
January 1, 2033                                           through                                        December 31, 2033                                              $58,918.00 per month
January 1, 2034                                           through                                        December 31, 2034                                              $60,509.00 per month
January 1, 2035                                           through                                        December 31, 2035                                              $62,142.00 per month

2. Remainder in Force and Effect:  Except as expressly modified in this Amendment, all previous terms and provisions of the Lease remain in full force and effect.  Capitalized terms not defined herein have the meanings given such terms in the Lease.

***********

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:                                                                           TENANT:

2545 Central, llc                                                                                     Insmed Incorporated

By:                                                                By:
Richard L. Hedges
           Authorized Agent

      Its:

STATE OF COLORADO                                                      )
) ss
COUNTY OF BOULDER                                                                )

The foregoing instrument was acknowledged before me this ___ day of ______, 2009 by Richard L. Hedges as Authorized Agent for 2545 Central, LLC.

Witness my hand and official seal.

Notary Public

My commission expires:

STATE OF _____________                                                                )
) ss
COUNTY OF ___________                                                                )

The foregoing instrument was acknowledged before me this ___ day of ______, 2009 by _____________________ as _________________ of Insmed Incorporated.

Witness my hand and official seal.

Notary Public

My commission expires:

Copyright © 2009 Flatiron Park Company®